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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our Report dated January 15, 2001 included in the Form 10-K of VISX, Incorporated for the year ended December 31, 2000.



                                              /s/  ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                                     Arthur Andersen LLP


San Jose, California
March 20, 2001